                                                   Filed Pursuant to Rule 497(e)
                                                   File Nos. 33-39133, 811-6241
                                                   333-22931 and 811-8282



                         LOOMIS SAYLES INVESTMENT TRUST
               Loomis Sayles Benchmark Core Bond Fund (the "Fund")

                      Supplement dated February 28, 2003 to
                   Loomis Sayles Fixed Income Funds Prospectus
                             dated February 1, 2003

The following information replaces the paragraph on page 35 under the section titled "Portfolio Managers" relating to Fund:

LOOMIS SAYLES BENCHMARK CORE BOND FUND Kurt L. Wagner, Vice President of Loomis Sayles Investment Trust and Loomis Sayles, has served as co-portfolio manager of the Fund since May 2002. Clifton Rowe, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since February 2003.